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                                                                   Exhibit 10.10


                           SECOND AMENDED AND RESTATED

             1995 CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                               UNIT INCENTIVE PLAN

                                    ARTICLE I
                                    THE PLAN

         1.1 NAME. This plan will be known as the Second "Amended and Restated 1995 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan." Capitalized terms used herein are defined in Article VIII hereof.

         1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of CREELP by permitting CREELP and its Subsidiaries to grant to Employees and Advisors Awards of Units.

         1.3 EFFECTIVE DATE. The Plan will become effective upon the Effective Date.

         1.4 ELIGIBILITY TO PARTICIPATE. Any Employee or Advisor will be eligible to participate in the Plan.

         1.5 EXCHANGE RIGHTS. Subject to the limitations, qualifications and restrictions set forth herein or in a Unit Agreement, Restricted Unit Agreement or Option Agreement, all Units granted as an Award to Participants hereunder who are not Reporting Persons shall have Exchange Rights.

         1.6 DETERMINATION OF PARTNERSHIP UNITS AND INTEREST. Units granted hereunder are expressed on a Common Stock equivalent basis on the date of grant. Accordingly, at the Effective Exchange Date, the number of Partnership Units to be associated with the Limited Partnership Interest of a Participant who is admitted to CREELP as an Employee Limited Partner as a result of having received an Award of Units or Restricted Units or as a result of having exercised an Option hereunder shall be equal to the number of Units granted as an Award to a Participant hereunder. The Limited Partnership Interest (as defined in the Partnership Agreement) of a Participant who is admitted to CREELP as an Employee Limited Partner as a result of having received an Award of Units or Restricted Units or having exercised an Option hereunder shall be calculated in accordance with the provisions of the Partnership Agreement based upon the number of Partnership Units, determined as set forth in the preceding sentence, to be associated with such Limited Partnership Interest.

         1.7 MAXIMUM NUMBER OF UNITS SUBJECT TO AWARDS. The Units subject to Awards pursuant to the Plan may be either authorized and unissued Units or Units issued and thereafter acquired by CREELP. Subject to adjustment pursuant to the provisions of Section 6.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of Units that may be issued from time to time pursuant to Awards granted under the Plan shall be 200,000. If Restricted Units are reacquired by CREELP pursuant to the provisions of Section IV of the Plan, the reacquired Units will again be available for issuance under the Plan. For purposes of this Section, and except to the extent inconsistent with applicable law, (i) Units covered by Options granted under the Plan shall be treated as issued only if and when they are issued pursuant to the exercise of the



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Option, (ii) if any Units covered by an Option are not delivered to a
Participant or beneficiary because the Units are used to satisfy the applicable tax withholding obligation, only the net number of Units delivered shall be deemed issued, and (iii) if the exercise price of any Option is satisfied by tendering Units to CREELP (by either actual delivery or by attestation), only the number of Units issued net of the Units tendered shall be deemed issued.

         1.8 CONDITIONS PRECEDENT TO ADMISSION OF EMPLOYEE LIMITED PARTNERS. CREELP will not admit the Employee or Advisor as a Limited Partner prior to the fulfillment of all of the following conditions:

                  (a) If the Award is an Option, the receipt of the purchase price for the Units as to which the Option is being exercised; and

                  (b) The receipt of such instruments executed by the Employee or Advisor as CREELP or its counsel deem necessary to comply with all relevant provisions of federal and state law, including, without limitation, the Securities Act, the rules and regulations promulgated thereunder and the terms and conditions of the Partnership Agreement.

         1.9 CONDITIONS PRECEDENT TO ISSUANCE OF COMMON STOCK. The Company will not issue or deliver any certificate for shares of Common Stock upon the exercise of Exchange Rights associated with Units granted pursuant to the Plan prior to fulfillment of all of the following conditions:

                  (a) The admission of the shares of Common Stock to listing on all stock exchanges on which the Common Stock is then listed, unless the Company determines in its sole discretion that such listing is neither necessary nor advisable;

                  (b) The completion of any registration or other qualification of the sale of the shares of Common Stock under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Company in its sole discretion deems necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Company in its sole discretion determines to be necessary or advisable.

         1.10 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan and the number of Units or Options for Units granted hereunder. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Common Stock upon the exercise of Exchange Rights related to Units granted hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Common Stock will relieve the Company of any liability in respect of the nonissuance of Common Stock as to which the requisite authority has not been obtained.



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         1.11 TAX WITHHOLDING.

                  (a) Condition Precedent. The issuances of Units pursuant to Awards under the Plan are subject to the condition that if at any time the General Partner determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with such issuances, then the issuances will not be effective unless the withholding has been effected or obtained in a manner acceptable to the General Partner.

                  (b) Manner of Satisfying Withholding Obligation. When a Participant is required to pay to CREELP or the General Partner an amount required to be withheld under applicable income tax laws in connection with an Award, such payment may be made (i) in cash, (ii) by check, (iii) by delivery (directly or by attestation) to CREELP of Units already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the minimum amount required to be withheld, (iv) to the extent permitted by the General Partner in its discretion, through the withholding by CREELP of a portion of the Units acquired upon the exercise of Options having a Fair Market Value on the date the Tax Date equal to the minimum amount required to be withheld or (v) in any other form of valid consideration, as permitted by the General Partner in its discretion.

         1.12 ACCELERATION IN CERTAIN EVENTS. The General Partner may accelerate the schedule of issuance of any Units or waive any restrictions with respect to Restricted Units in whole or in part at any time or accelerate the exercisability of any Option in whole or in part at any time. Notwithstanding the provisions of any Restricted Unit Agreement or Option Agreement, the following provisions will apply:

                  (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, all restrictions will lapse with respect to an Award of Restricted Units and any Option will become immediately exercisable with respect to the full number of Units subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Award is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided, however, that no restrictions will lapse with respect to an Award of Restricted Units and no Option will become immediately exercisable under this Section on account of any agreement of merger or other reorganization when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction. No restrictions will lapse with respect to an Award of Restricted Units and no Option will become immediately exercisable if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

                  (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all restrictions will lapse with respect to awards of Restricted Units granted prior to the change in control or threatened change in control. In the event an Optionee ceases to be an Employee or Advisor (other than on account of death, Retirement, Disability, Cause or voluntary termination) within twenty-four (24) months following a



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         change in control of the Company, all Options granted prior to the change in control or threatened change in control will become immediately exercisable. The term "change in control" for purposes of this Section refers to the acquisition of 15% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act (other than an acquisition by (i) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-1(b)(1) promulgated under the Exchange Act, or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) of the Company or of its Subsidiaries, including a trust established pursuant to such plan); provided that no change in control or threatened change in control will be deemed to have occurred
         (i) if prior to the acquisition of, or offer to acquire, 15% or more of the voting securities of the Company, the full Board has adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer or (ii) from (A) a transfer of the Company's voting securities by Richard E. Rainwater ("Rainwater") to (i) a member of Rainwater's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Rainwater's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which Rainwater or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) is the beneficiary; (iii) any trust as to which Rainwater is the settlor with sole power to revoke; (iv) any entity over which Rainwater has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Rainwater, or any corporation or other entity all the voting securities of which are owned by such a charitable trust, foundation or corporation; or (B) the acquisition of voting securities of the Company by either (i) Rainwater or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened will be determined solely by the General Partner.

         1.13 COMPLIANCE WITH SECURITIES LAWS. Units will not be issued with respect to any Award unless the issuance and delivery of the Units and the exercise of any Option complies with all relevant provisions of federal and state law, including, without limitation, the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Stock may then be listed, and will be further subject to the approval of counsel for CREELP and the Company with respect to such compliance. The General Partner may also require a Participant to furnish evidence satisfactory to CREELP and the Company, including, without limitation, a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, and a representation that the Units are being acquired only for investment and without any present intention to sell or distribute the Units in violation of any federal or state law, rule or regulation. Further, each Participant will consent to the imposition of a legend on the certificate representing the Units issued pursuant to an Award and shares of Common Stock issued upon the exchange therefor restricting their transferability as required by law or by this Section.

         1.14 COMPLIANCE WITH PARTNERSHIP AGREEMENT. All Units and Exchange Rights granted as an Award or issued upon the exercise of an Option granted to a Participant hereunder are governed by, and subject to each of the terms and conditions of, the Partnership Agreement. By becoming a Participant in the Plan and accepting an Award or exercising an Option hereunder, each Participant



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shall be deemed to have accepted and agreed to be bound by each of terms and conditions of the Partnership Agreement for all purposes. Unless otherwise determined by the Board of Directors of the General Partner at the time an Award is granted hereunder, each Participant receiving a Unit pursuant to the Plan shall be admitted to CREELP as an Additional Limited Partner (as defined in the Partnership Agreement) pursuant to Section 4.3 of the Partnership Agreement. Unless otherwise determined by the Board of Directors at the time an Award is granted hereunder, a Participant who receives Units pursuant to the Plan shall be deemed to have contributed services to CREELP on the date of issuance of the Units having a value equal to the product obtained by multiplying (i) the number of Units issued on such date by (ii) the Fair Market Value of a share of Common Stock on such date. The General Partner, in its sole and absolute discretion, may, as part of an Award hereunder, make any such Award subject to such further terms and conditions, including, without limitation, such additional terms and conditions for admission to CREELP or (except in the case of a Reporting Person) the exercise of Exchange Rights, as the General Partner may deem necessary, advisable or appropriate at the time of the Award. Such additional terms and conditions may be set forth in the Unit Agreement, Restricted Unit Agreement or Option Agreement related to any such Award, in the resolutions adopted by the Board of Directors of the General Partner granting an Award hereunder, or in such other manner or document as the General Partner, in its sole and absolute discretion deems necessary, advisable or appropriate.

         1.15 EMPLOYMENT OF PARTICIPANT. Nothing in the Plan or in any Award granted hereunder will confer upon any Participant any right to continued employment by CREELP, the General Partner or any of their Subsidiaries or to continued service as an Advisor or limit in any way the right of CREELP, the General Partner or any Subsidiary at any time to terminate or alter the terms of that employment or services as an Advisor.

         1.16 INFORMATION TO PARTICIPANTS. The Company will furnish to each Participant copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company will furnish to each Participant a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                                   ARTICLE II
                                 ADMINISTRATION

         2.1 GENERAL PARTNER. The Plan will be administered by the General Partner or a Committee appointed by the General Partner. Subject to the provisions of the Plan, the General Partner shall have the sole discretion and authority to determine from time to time the Employees and Advisors to whom Awards will be granted and the number of Units subject to each Award, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Unit Agreement, Restricted Unit Agreement and Option Agreement, to modify or amend any Unit Agreement, Restricted Unit Agreement and Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan. The General Partner may accelerate the schedule of issuance of any Units, waive any restrictions with respect to Restricted Units or accelerate the exercisability of an Option in whole or in part at any time. With respect to any provision of the Plan granting the General Partner the right to agree to extend further the term of any Award hereunder, the General Partner may exercise such right at the time of grant, in the Unit Agreement, Restricted Unit Agreement or Option Agreement relating to such Award, or at any time or from time to time after the grant of any Award hereunder.



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         2.2 ASSISTANCE. CREELP will supply full and timely information to
General Partner on all matters relating to Employees and Advisors, their employment, death, Retirement, Disability or other termination of employment, and such other pertinent facts as General Partner may require. CREELP will furnish the General Partner with such clerical and other assistance as is necessary to the performance of its duties.

         2.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee will constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee will constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

                                   ARTICLE III
                                      UNITS

         3.1 TERMS AND CONDITIONS. Each Award of Units under this Article confers upon the recipient the right to receive a specified number of Units in accordance with the terms and provisions of, and subject to the conditions specified in, each Participant's Unit Agreement as set forth in Section 3.2 hereof.

         3.2 INDIVIDUAL AGREEMENTS. Each Participant receiving an Award of Units under this Article shall be required, as a condition to receiving such Award, to enter into a written Unit Agreement with CREELP. Each Unit Agreement shall set forth the terms and provisions of the Award of Units, any conditions precedent which must be satisfied prior to the Award becoming effective, any restrictions, limitations or qualifications relating to the Units granted hereunder, including, without limitation, limitations or restrictions on the Participant's right to receive cash distributions payable with respect to outstanding Units of CREELP, and such other matters as the General Partner may determine, in its sole and absolute discretion, to be necessary, advisable or appropriate. In each Unit Agreement, the Participant shall agree to be bound by the terms and conditions of the Plan, the Partnership Agreement and such other matters as the General Partner, in its sole and absolute discretion, deems necessary, advisable or appropriate.

                                   ARTICLE IV
                                RESTRICTED UNITS

         4.1 TERMS AND CONDITIONS. Each Award of Restricted Units under this Article confers upon the recipient thereof the right to receive a specified number of Units in accordance with the terms and provisions of, and subject to the conditions specified in, each Participant's Restricted Unit Agreement as set forth in Section 4.2 hereof. The general terms and conditions of Awards of Restricted Units shall be as follows:

                  (a) Any Award of Units hereunder to a Participant shall be restricted for a period of time to be determined by the General Partner for each Participant at the time of the Award, which period shall be not less than one year or more than ten years. The restrictions shall prohibit the sale, assignment, transfer, pledge or other encumbrance of such Units. In the event a Participant attempts to sell, assign, transfer, pledge or otherwise encumber such Units during the period of restriction, all Units as to which the restriction has not lapsed shall be forfeited and returned to CREELP.



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                  (b) All Units granted as an Award to an Employee Participant shall be forfeited and returned to CREELP in the event such Employee Participant ceases to be an Employee prior to the expiration of the period of restriction, unless the Employee Participant's termination of employment is due to his or her death, Disability or Retirement.

                  (c) In the event of the death or Disability of a Participant, the restrictions under subparagraph (a) will lapse with respect to all Units awarded to the Participant under this Plan prior to any such event, and the Units involved shall cease to be Restricted Units within the meaning of this Plan.

                  (d) In the event of an Employee Participant's Retirement, the restrictions under subparagraph (a) shall continue to apply unless the General Partner in its sole and absolute discretion shall shorten the restriction period.

                  (e) The General Partner, may, in its sole and absolute discretion, cause Plan Certificates representing the Restricted Units granted as an Award to a Participant hereunder to be issued to a Participant as evidence of such Award. If Plan Certificates be issued as hereby authorized, such Plan Certificates shall be clearly and distinctly marked to distinguish such Plan Certificates from certificates representing Partnership Units issued by CREELP. If the General Partner issues such Plan Certificates, such Plan Certificates issued with respect to an Award of Restricted Units granted under this Plan shall be registered in the name of the Participant, but shall be delivered by him or her to CREELP together with a stock power endorsed in blank. Each such certificate shall bear the following legend:

                  "THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED 1995 CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP UNIT INCENTIVE PLAN AND THE AGREEMENT BETWEEN THE REGISTERED OWNER OF THE UNITS REPRESENTED BY THIS CERTIFICATE AND CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP ENTERED INTO PURSUANT TO SUCH PLAN."

                  (f) Upon the lapse of a restriction period as determined pursuant to subparagraph (a), CREELP will return the Plan Certificates representing the Units with respect to which the restriction has lapsed to the Participant or his or her legal representative.

                  (g) Any other securities or assets (other than ordinary cash distributions) which are received by a Participant with respect to Restricted Units awarded to him or her hereunder, which are still subject to restrictions provided for in subparagraph (a), will be subject to the same restrictions and shall be delivered by the Participant to CREELP as provided in subparagraph (e).

         4.2 INDIVIDUAL AGREEMENTS. Each Participant receiving an Award of Units under this Article shall be required to enter into a written Restricted Unit Agreement with CREELP. Such Restricted Unit Agreement shall set forth each of the terms and conditions of the Award of Restricted Units. In such Restricted Unit Agreement, the Participant shall agree to be bound by the terms and



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conditions of the Plan and such other matters as the General Partner, in its sole and absolute discretion, deems necessary, advisable or appropriate.

                                    ARTICLE V
                                     OPTIONS

         5.1 METHOD OF EXERCISE. Each Option will be exercisable at any time and from time to time in whole or in part in accordance with the terms of the Option Agreement pursuant to which the Option was granted to the extent vested. No Option may be exercised for a fraction of a Unit. Notwithstanding any provision in this Plan to the contrary, no Option held by a Reporting Person may be exercised unless at least six months have elapsed since the grant of such Option.

         5.2 VESTING OF OPTION. Except as provided in Section 1.12 and this
Section 5.2, and except to the extent otherwise specified by the General Partner and set forth in the Option Agreement, one-fifth of each Option shall vest on the first, second, third, fourth and fifth anniversaries of the date of grant, provided that the Employee is still employed by or is an Advisor for CREELP, the General Partner or their Subsidiaries on such date.

         5.3 PAYMENT OF PURCHASE PRICE. The purchase price of any Units purchased will be paid at the time of exercise of the Option either (i) in cash,
(ii) by certified or cashier's check, (iii) by Units held by the Participant at the time of exercise (delivered directly or by attestation), (iv) in the discretion of the General Partner and to the extent permitted under the Sarbanes-Oxley Act, by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the General Partner, to sell certain of the Common Stock acquired upon exercise of the Option and (except in the case of a Reporting Person) the Exchange Rights or to pledge them as collateral for a loan and promptly deliver to CREELP the amount of sale or loan proceeds necessary to pay such purchase price. If any portion of the purchase price given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

         5.4 WRITTEN NOTICE REQUIRED. Any Option will be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by CREELP at its principal office from the person entitled to exercise the Option and payment for the Units with respect to which the Option is exercised has been received by CREELP in accordance with Section 5.3.

         5.5 RIGHTS OF OPTIONEES UPON TERMINATION OF EMPLOYMENT OR SERVICE.

                  (a) In the event an Optionee ceases to be an Employee or Advisor for any reason other than death, Retirement, Disability or for Cause, (i) the General Partner shall have the ability to accelerate the vesting of the Optionee's Option in its sole discretion, and (ii) such Optionee's Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as an Employee or Advisor, or, if the General Partner, in its discretion, has accelerated the vesting of such Option, to the extent exercisable following such acceleration) only during the 12 month period following the termination of employment or service, unless by its terms it expires sooner or unless the General Partner agrees, in its sole discretion, to further extend the term of the option; provided that the term of any such option shall not be extended beyond its initial term.

                  (b) In addition, unless the General Partner agrees, in its sole discretion, to extend the term of an Option granted to an Employee or Advisor (provided that the term of any such



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         Option shall not be extended beyond its initial term), an Optionee's
         Option may be exercised as follows in the event such Optionee ceases to serve as an Employee or Advisor, due to death, Disability, Retirement or for Cause:

                           (i) Death. If an Optionee dies while serving as an
                  Employee or Advisor, or within three months after ceasing to be an Employee or Advisor, his option shall become fully exercisable on the date of his death and shall expire 12 months thereafter, unless by its terms it expires sooner. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

                           (ii) Retirement. If an Optionee ceases to serve as an
                  Employee or Advisor, as a result of Retirement, his Option shall become fully exercisable on the date of his Retirement and such Option shall expire 12 months thereafter, unless by its terms it expires sooner.

                           (iii) Disability. If an Optionee ceases to serve as
                  an Employee or Advisor as a result of Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner.

                           (iv) Cause. If an Optionee ceases to serve as an
                  Employee or Advisor because the Optionee is terminated for Cause, the Optionee's Option shall automatically expire. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement (or an Advisor retained pursuant to a written agreement), the Optionee's relationship with CREELP, the General Partner, or their Subsidiaries will be deemed terminated for Cause for purposes of the Plan only if the Optionee is considered under the circumstances to have been terminated for cause for purposes of such written agreement.

         5.6 TRANSFERABILITY OF OPTIONS. Options shall not be transferable other than by will or by the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative.

         5.7 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Plan may differ from one another as the General Partner may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

         5.8 DURATION OF OPTIONS. Each Option granted under this Article and all rights thereunder will expire ten years after the date on which the Option is granted. In addition, each Option will be subject to early termination as provided elsewhere in the Plan.

         5.9 PURCHASE PRICE. The purchase price for Units acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall be at least equal to the Fair Market Value of the Units subject to the Option at the time of the grant of the Option.

         5.10 INDIVIDUAL OPTION AGREEMENTS. Each Employee or Advisor receiving Options under this Article will be required to enter into a written Option Agreement with CREELP. In such



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Option Agreement, the Employee or Advisor will agree to be bound by the terms and conditions of the Plan and such other matters as the General Partner deem appropriate.

                                   ARTICLE VI
                      TERMINATION, AMENDMENT AND ADJUSTMENT

         6.1 TERMINATION AND AMENDMENT. The Plan will terminate on June 30, 2005. No Awards will be granted under the Plan after that date of termination, although Awards granted prior to such date shall remain outstanding in accordance with their terms. Subject to the limitations contained in this
Section 6.1, the General Partner may at any time amend or revise the terms of the Plan, including the form and substance of the Unit Agreements, Restricted Unit Agreements and Option Agreements to be used in connection herewith. No amendment, suspension or termination of the Plan may, without the consent of the Participant who has received an Award hereunder, alter or impair any of that Participant's rights or obligations under any Award granted under the Plan prior to that amendment, suspension or termination.

         6.2 ADJUSTMENT. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made for Units and Restricted Units granted hereunder in accordance with the Partnership Agreement and in the shares of Common Stock as to which Exchange Rights may be granted under the Plan (other than in the case of a Reporting Person). A corresponding adjustment will be made in the number or kind of Units allocated to and purchasable under unexercised Options. Any such adjustment in outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each Unit purchasable under the Option. Any new or additional or different class of securities that are distributed to a Participant in his or her capacity as the owner of Restricted Units granted hereunder shall be considered to be Restricted Units and shall be subject to all of the conditions and restrictions provided herein applicable to Restricted Units. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the General Partner, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 OTHER COMPENSATION PLANS. The adoption of the Plan will not affect any other incentive or other compensation plans in effect for CREELP, the General Partner or the Company, nor will the Plan preclude the Company, the General Partner or CREELP, or any of their respective Subsidiaries, from establishing any other forms of incentive or other compensation for Employees or Advisors.

         7.2 PLAN BINDING ON SUCCESSORS. The Plan will be binding upon the successors and assigns of CREELP, the General Partner and any of their Subsidiaries that adopt the Plan.

         7.3 NUMBER AND GENDER. Whenever used herein, nouns in the singular will include the plural where appropriate, and the masculine pronoun will include the feminine gender.



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


         7.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

                                  ARTICLE VIII
                                   DEFINITIONS

         As used herein with initial capital letters, the following terms have the meanings set forth unless the context clearly indicates to the contrary:

         8.1 "Advisor" means any person performing professional, advisory or consulting services for the General Partner or CREELP, or any Subsidiary of CREELP, with or without compensation, to whom the General Partner chooses to grant an Award in accordance with the Plan; provided, however, that bona fide services must be rendered by such person and such services shall not be rendered in connection with the transfer or sale of securities in a capital raising transaction.

         8.2 "Award" means a grant of Units, Restricted Units or Options under the Plan.

         8.3 "Cause" will mean an act or acts involving a felony, fraud, willful misconduct, commission of any act that causes or reasonably may be expected to cause substantial injury to the General Partner or CREELP, or any Subsidiary of CREELP, or other good cause. The term "other good cause" as used in this Section will include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the General Partner or CREELP, or any Subsidiary of CREELP, up to ridicule in the community, conduct disloyal to the General Partner or CREELP, or any Subsidiary of CREELP, conviction of any crime of moral turpitude and substantial dependence, as judged by the General Partner in its sole and absolute discretion, on alcohol or any controlled substance. "Controlled substance" means a drug, immediate precursor or other substance listed in Schedules I-V of the Federal Comprehensive Drug Abuse Prevention Control Act of 1970, as amended.

         8.4 "Code" means the Internal Revenue Code of 1986, as amended.

         8.5 "Committee" shall have the meaning set forth in Section 2.1.

         8.6 "Common Stock" means the Common Stock, par value $.0l per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

         8.7 "Company" means Crescent Real Estate Equities Company, a Texas trust organized under the Texas Real Estate Investment Trust Act, as amended, or any successor thereto.

         8.8 "CREELP" means Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership.

         8.9 "Disability" of a Participant shall be deemed to occur whenever a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuing period of not less than 12 months.



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


         8.10 "Effective Date" means January 2, 2003.

         8.11 "Effective Exchange Date" means the date or dates on which Units granted hereunder shall have Exchange Rights, which date or dates shall be no earlier than one year from the date of grant hereunder and shall be determined by the General Partner in its sole and absolute discretion.

         8.12 "Employee" means an employee of any of the General Partner, CREELP, or of any of the Subsidiaries of CREELP that adopt the Plan.

         8.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         8.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         8.15 "Exchange Right" means Exchange Right, as such term is defined in the Partnership Agreement.

         8.16 "Fair Market Value" means such value as will be determined by the General Partner on the basis of such factors as it deems appropriate; provided however, that if the Common Stock is traded on a national securities exchange, such value will be determined by the General Partner on the basis of the last sale price for the Common Stock on the date for which such determination is relevant, as reported on the New York Stock Exchange. If the Common Stock is traded on more than one exchange, such value will be determined on the basis of the exchange trading the greatest volume of shares on such date. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

         8.17 "Option" means an option to acquire Units granted under the Plan.

         8.18 "Option Agreement" means the written agreement by and among CREELP and a Participant with respect to an Option awarded under this Plan.

         8.19 "Participant" means an Employee or Advisor to whom an Award has been granted hereunder.

         8.20 "Partnership Unit" means a Partnership Unit, as defined in the Partnership Agreement.

         8.21 "Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 5, 1994, as amended from time to time.

         8.22 "Plan" means the Second Amended and Restated 1995 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan, as amended from time to time.

         8.23 "Plan Certificates" means the certificates, if any, representing an Award of Units or Restricted Units hereunder or Units issued upon the exercise of an Option. If issued, such Plan Certificates shall be in addition to certificates representing Partnership Units issued by CREELP.



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


         8.24 "Reporting Person" means a natural person who is subject to the reporting requirements of Section 16 of the Exchange Act with respect to securities of the Company or CREELP.

         8.25 "Restricted Unit" means an Award of Units granted under Article IV, which Units shall be subject to forfeiture to CREELP during the period of time and upon the happening of the events set forth herein and in the related Restricted Unit Agreement.

         8.26 "Restricted Unit Agreement" means an agreement between CREELP and a Participant setting forth the terms and conditions of an Award of Restricted Units pursuant to Article IV hereof.

         8.27 "Retirement" means termination of employment on or after the date a Participant attains age 70.

         8.28 "Securities Act" means the Securities Act of 1933, as amended.

         8.29 "Subsidiary" means a corporation, a partnership, a trust, or any unincorporated organization more than 50 percent of whose outstanding securities representing the right, other than as affected by events of default, to vote is owned by the General Partner or CREELP and/or one or more of their other subsidiaries.

         8.30 "Unit" means a Partnership Interest, as such term is defined in the Partnership Agreement.

         8.31 "Unit Agreement" means an agreement between CREELP and a Participant setting forth the terms and conditions of an Award of Units pursuant to Article III hereof.



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